SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2005

RESPIRONICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-16723	25-1304989

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1010 Murry Ridge Lane Murrysville, Pennsylvania		15668-8525

(Address of Principal Executive Offices)		(Zip Code)
724-387-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Page
Item 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION	2
SIGNATURES	3
INDEX TO EXHIBITS	4

Item 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On January 20, 2005, Respironics Inc. issued a press release announcing its financial results for the three months and six months ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.

Exhibits

     99 Press release, dated January 20, 2005, issued by Respironics, Inc.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPIRONICS, INC.

By:	/s/ Daniel J. Bevevino

Daniel J. Bevevino
Vice President, and Chief Financial and
Principal Accounting Officer

Dated: January 20, 2005

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INDEX TO EXHIBITS

Exhibit No.	Description
99	Press release, dated January 20, 2005, issued by Respironics, Inc.

4